
DW
LISTED
NYSE
DREW
DW
LISTED
NYSE
DREW INDUSTRIES INCORPORATED
DREW
DECEMBER
11
THURSDAY
2003
DW
LISTED
NYSE

A Leading National Supplier of a Wide Variety of Components for RV's and Manufactured Homes

Forward Looking Statements

- This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities for existing products, plans and objectives of management, markets for the Company's common stock and other matters. Statements in this presentation that are not historical facts are "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and Section 27A of the Securities Act. Forward-looking statements, including, without limitation those relating to our future business prospects, revenues, expenses and income, wherever they occur in this presentation, are necessarily estimates reflecting the best judgment of our senior management, at the time such statements were made, and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by forward-looking statements. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. You should consider forward-looking statements, therefore, in light of various important factors, including those set forth in this presentation and the Company's SEC filings.

- There are a number of factors, many of which are beyond the Company's control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include pricing pressures due to domestic and foreign competition, costs and availability of raw materials (particularly steel and related components, vinyl, aluminum, glass and ABS resin), availability of retail and wholesale financing for manufactured homes and recreational vehicles, availability and costs of labor, inventory levels of retailers and manufacturers, levels of repossessed manufactured homes, the disposition into the market by FEMA by sale or otherwise, of RVs or manufactured homes purchased by FEMA in connection with natural disasters, changes in zoning regulations for manufactured homes, a sales decline in either the RV or the manufactured housing industries, the financial condition of our customers, retention of significant customers, interest rates, oil and gasoline prices, the outcome of litigation, and adverse weather conditions impacting retail sales. In addition, national and regional economic conditions and consumer confidence may affect the retail sale of recreational vehicles and manufactured homes.

About Drew Industries

A leading national manufacturer of quality components for Recreational Vehicles (RV) and Manufactured Homes (MH)



Company Overview

- Headquartered in White Plains, New York – 10 employees
- 33 manufacturing facilities in the U.S.
- Approximately 3,700 employees nationwide
- Organic growth from 2001 through 12/31/07 was over $162 million or a 9% average annual growth, excluding price increases, acquisitions, and FEMA business

Financial Performance

Sales and EBITDA (in millions)


RV Segment sales
MH Segment sales
EBITDA(1)
$750
500
250
0
$100
75
50
25
0
$255
$325
$353
$531
$669
$729
$669
108
171
220
346
448
509
492
147
154
134
185
221
220
177
2001
2002
2003
2004
2005
2006
2007

(1) 2001- 2007 EBIDTA CAGR = 20%. EBITDA is operating profit plus depreciation and amortization

Drew's Companies

- **Kinro, Inc.** - Acquired 1980
  - Aluminum windows for RVs
  - Doors for RVs and MHs
  - Aluminum and vinyl windows and screens for MHs
  - Bath and shower units, and sinks for MHs and RVs
  - Exterior panels for RVs

- **Lippert Components, Inc.** - Acquired 1997
  - Chassis and chassis parts for RVs and MHs
  - Slide-out mechanisms and leveling devices for RVs
  - Axles for towable RVs, MHs and specialty trailers
  - Bed lifts and ramp doors for "toy-hauler" RVs
  - Steps for RVs
  - Suspension systems
  - Specialty trailers for boats, personal watercraft and hauling equipment

Drew's Management Team

INNOVATIVE & EXPERIENCED MANAGEMENT

Highly respected and experienced management:

DREW

- **Leigh J. Abrams, CEO 35+ years**
- **Fredric M. Zinn, CFO 25+ years**

KINRO

David L. Webster, CEO, Chairman 30+ years

LIPPERT

Jason D. Lippert, CEO, Chairman 13+years

Excellent management training and incentive programs



Leigh Abrams



David Webster



Jason Lippert

Drew's Segments – 2007

Revenues - $669 million


MH = $177 million
26%
RV = $492 million
74%
90+% for towable RVs



Segment Operating Profit - $78 million


MH = $15 million
19%
RV = $63 million
81%



Drew's Products

Sales - $669 million
12 Months Ended December 31, 2007


11%
MH Windows, Doors and Screens: $73 million
32%
RV Chassis and Chassis Parts: $206 million
10%
MH Chassis and Chassis Parts: $70 million
3%
MH and RV Bath Products: $23 million
3%
Specialty Trailers: $21 million
1%
Other: $5 million
8%
RV and MH Axles and Tires: $53 million
16%
RV Windows and Doors: $108 million
16%
RV Slide-out mechanisms: $110 million

Supplier to Industry Leaders

- Outstanding customer service and national coverage, with 33 production facilities (approximately 2.8 million sq. ft.), make us a key partner with our customers, including:

RV and MH

- Fleetwood (NYSE: FLE)
- Skyline (NYSE: SKY)

RV

- Coachmen (NYSE: COA)
- Forest River (owned by Berkshire Hathaway – 2nd largest customer)
- Heartland Recreational Vehicles, LLC (privately owned)
- Monaco Coach (NYSE: MNC)
- Starcraft (privately owned)
- Thor (NYSE: THO) - largest customer

MH

- Champion (NYSE: CHB)
- Clayton (owned by Berkshire Hathaway – 2nd largest customer)
- Oakwood Homes and Southern Energy Homes (owned by Clayton)
- Palm Harbor (Nasdaq: PHHM)

Other than Thor and Berkshire Hathaway, no customer represents more than 6% of consolidated sales.

Business Strategy

- **Increase sales and profitability through:**
  - Market share growth
  - New product introductions
  - Strategic acquisitions
- **This strategy accomplished through:**
  - Outstanding customer service
  - Motivating management through profit incentives and training programs
  - Low cost manufacturing:
    - Optimizing production efficiencies through state-of-the-art manufacturing technology, and stringent cost controls
  - R & D efforts
  - Disciplined and patient acquirer

Content Per Vehicle - RV

Peak potential is $2,500 to $2,800 per RV
90+% of RV segment sales are for Towable RVs



2001-2007 CAGR = 21%
$419
$550
$684
(1)
$907
(1)(2)
$1,048
(1)(2)
$1,212
(1)
$1,326
2001
2002
2003
2004
2005
2006
2007

	2001	2002	2003	2004	2005	2006	2007
Operating profit margin	**8.7%**	**10.0%**	**11.6%**	**9.8%**	**9.7%**	**8.6%**	**12.8%**

(1) Excludes sales of specialty trailers, which are included in the RV segment.
(2) Excludes sales of Emergency Living Units ("ELU's") purchased by FEMA.

See Page 17 for Industry Information

Content Per Home - MH

Peak potential is $3,300 to $3,600 per home



2001-2007 CAGR = 15%
$763
$916
$1,021
$1,457
$1,507
$1,784
$1,754

	2001	2002	2003	2004	2005	2006	2007
Operating Profit margin	**10.8%**	**10.9%**	**10.8%**	**10.5%**	**10.6%**	**9.1%**	**8.5%**

See Page 21 for Industry Information

Recent Product Introductions

(in millions)	Market Potential	Drew Annualized Sales Level	Estimated Market Share
Slide-out mechanisms for motorhomes	$ 65	$11-$13	17%-20%
Windows for people movers	10	$3	30%
Axles for towables	75	$33-$38	44%-51%
Steps for RVs	25	$6-$8	24%-32%
Bed lifts for "toy hauler" RVs	20	$14-$17	70%-85%
Ramp doors for "toy hauler" RVs	15	$4-$5	27%-33%
Suspension systems for towables	15	$5-$7	33%-47%
Bath products for RVs	30	$3-$4	10%-30%
Thermoformed exterior parts	120	$1	1%
Specialty trailers	200	$26	13%
Axles for specialty trailers	180	$6-$8	3%-4%
Total	$755	Approx $120	

Annualized sales of these products increased from about $100 million in the 4th quarter of 2006.

Acquisition Criteria

- Drew is a **disciplined** and **patient** acquirer
- Target price less than 6 times pro forma EBITDA
- Immediately accretive
- Complementary to our core RV (including specialty trailers) and MH markets
- Seek to acquire products or technologies that we can introduce through our nationwide customer base and factory network
- Become a more extensive supplier to our customers

Acquisition History – 22 Acquisitions

STRATEGIC ACQUISITIONS

14 Acquisitions
1980 – 2003
Including Kinro (1980) and Lippert Components (1997)

2001
Better Bath
Bath and shower products for MH. Annual sales of $20 million

May 2004
Zieman
RV and MH chassis, and specialty trailers. Annual sales of over $40 million

May 2005
Venture Welding
MH Chassis. Annual sales of $18 million

March 2006
Steelco
MH & RV Chassis. Annual sales of $8 million

June 2006
Happijac
Bed lifts for "toy haulers". Annualized sales of $15 million

January 2007
Trailair/Equa-Flex
RV Suspension Systems. Annual sales of $3 million

May 2007
Coach Step
Electric steps for motorhomes. Annual sales of $2 million

July 2007
Extreme Engineering
Custom boat trailers. Annual Sales of $12 million

Each of our RV and MH acquisitions has expanded geographic markets or broadened product lines.

Investments

- Kinro and Lippert have extensive R&D departments
- Since January 1998:
  - Invested over $150 million in plant and equipment
  - Invested over $132 million for acquisitions
  - Invested $19 million for stock repurchases at an average price of $4.53 per share
- These investments have been accretive to earnings



RVs - Industry Wholesale Shipments

90% of Drew's current RV product sales are for Travel Trailers and 5th Wheel RVs


Travel Trailers & 5th Wheel
Other Towables
Motorhomes
(Thousands of Vehicles)
400
350
300
250
200
150
100
50
0
293
64
74
155
321
72
71
178
300
61
62
177
257
49
71
157
311
60
55
196
321
62
45
214
370 (1)
73
43
255
384 (2)(3)
61
42
281
391 (2)(3)
56
42
293
353
55
36
262
334
52
31
251
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008 (4) RVIA Proj.

(1) Includes approximately 13,500 RVs purchased by FEMA for emergency housing for 2004 hurricane victims.

(2) Excludes 38,900 ELU's in 2005 and 31,400 ELU's in 2006 purchased by FEMA. A total of 70,300 ELU's were purchased by FEMA for the period 9/05 to 4/06. The Company's sales content per ELU was significantly less than that of a typical travel trailer.

(3) Starting in September 2005, about 27,000 towable RVs were purchased by FEMA from dealers which were replaced by the dealers in 2005 and 2006.

(4) Projection by the Recreational Vehicle Industry Association (RVIA).

RV Market

TOWABLE RVS (90+% of Drew's RV segment revenues)


Travel trailer


Fifth wheel travel trailer


Travel trailer with expandable ends


Sport utility RV "Toy Hauler"


Folding camping trailer


Truck camper

- 86% of industry 2006 unit sales
- 50% of 2006 wholesale dollar sales, or $5.9 billion
- Retail cost $4,000 to $100,000 per unit. Average about $20,000

From 1998 to 2006 the travel trailer and 5th wheel market grew at an annual rate of approximately 8%, compared to a 2% annual decrease in motorhome shipments

MOTORHOMES (3% of Drew's RV segment revenues)


Type A Motorhomes


Type B Motorhomes


Type C Motorhomes

- 14% of industry 2006 unit sales
- 50% of 2006 wholesale dollar sales, or $5.9 billion
- Retail cost $41,000 to $400,000+ per unit. Average about $100,000

Trends In RV Market

STRONG LONG-TERM GROWTH PROSPECTS

- Positive Demographic Trends:
  - Americans 50 and over is a prime market for RVs
  - According to census projections in March 2004, there are expected to be 20 million more people over 50 by 2014
- Industry Advertising Campaign:
  - Target Market 25 and over
- Airport security hassles and high airline ticket prices increase RV travel use



How RVs Are Used

Strong Long-Term Growth Prospects

- Shift in U.S. culture toward more RV-related activities:
  - College and NFL football games
  - NASCAR events
  - "Toy Haulers"
- More economical family vacations:
  - Typical RV family vacation up to 74% less expensive



- Many RVs are "parked" over the long-term as second homes

MH – Industry Production



Multi-Section
Single Section
(Thousands of Homes)
400
350
300
250
200
150
100
50
0
171
211
254
304
340
363
353
373
349
251
193
168
131
(1) 131
(1) 147
(1) 117
96
(2) 90
47%
47%
47%
49%
49%
52%
59%
61%
65%
70%
75%
78%
80%
74%
64%
72%
68%
65%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

(1) Includes approximately 3,500, 15,000 and 3,000, for 2004, 2005 and 2006, respectively, MHs purchased by FEMA for emergency housing for hurricane victims.
(2) Estimate by Company management.

Drew's MH segment remained profitable every quarter since 1998.

Manufactured Housing (MH) Market

STRONG LONG-TERM GROWTH PROSPECTS

- Cost per sq. ft. is $39 for MH vs. $91 for site-built homes
- Average retail price of $62,300 for a 1,595 sq. ft. MH
- 9 million manufactured homes across the U.S.
- Improved quality, appearance and safety



- Studies have shown that MH built since 1995 sustain no more damage in hurricanes than site-built homes
- Industry production was down 74% from 1998 to 2007, but Drew's MH sales were down only 10% and segment operating profit was down only 43%

MH: Industry Financing Trends

STRONG LONG-TERM GROWTH PROSPECTS

- Improved lending practices
- Conventional financing more common than chattel; improves collateral
- Subprime market woes could help MH
- New proposed legislation would increase FHA chattel loan limits (home only)on manufactured homes from $48,600 to $69,678
- Pressure on Fannie Mae/Freddie Mac to support MH loans

MH: Other Favorable Factors

STRONG LONG-TERM GROWTH PROSPECTS

- Affordability and quality
- Baby Boomers retiring in increasing numbers
- Dealer and manufacturer inventory levels are reasonable
- Potential for continued rebuilding in the Gulf Coast
- Favorable HUD code revisions
- Improved industry image
  - Advertising campaign is needed
- Berkshire investments



Drew's Ownership and Governance

- Executives and Directors currently own 10%
- Drew's Corporate Governance Program
  - Ranked in the 87th percentile of all S&P 600 Companies by RiskMetrics Group (formerly ISS)
- Included in S&P SmallCap 600 Index and Russell 2000 Index

Financial Performance

- Stock Price History
  - The price of Drew's Common stock is 8 times the price as of December 31, 2000
  - Drew has 22 million shares outstanding and a market capitalization of approximately $570 million as of February 15, 2008



50
40
30
20
10
0
$3
$5
$8
$14
$18
$28
$26
$44
$27
$24
2000
2001
2002
2003
2004
2005
2006
10/5/07
2007
2/15/08

(December 31 unless noted)

Drew effected a 2-for-1 stock split on 9/7/05 to holders of record on 8/19/05

Operating Results

Year Ended December 31, (except as noted)

($ in millions, except EPS)	2004	2005	2006 [1][2]	2007 [2]	2007 vs 2006
Sales	$531	$669	$729	$669	-8%
Operating Profit	$44.0	$57.7	$55.3	$66.0	+19%
% of Sales	8.3%	8.6%	7.6%	9.9%	
Net Income	$25.1	$33.6	$31.0	$39.8	+28%
Diluted EPS [1]	$1.18	$1.56	$1.42	$1.80	+26%
EBITDA [3]	$53.3	$69.7	$71.0	$83.5	+18%

(1) Excluding the estimated impact of hurricane-related sales from both 2006 and 2005, the Company estimates that diluted EPS would have been approximately $1.33 in 2006, compared to approximately $1.40 in 2005.

(2) Sales during the latter part of 2006 and all of 2007 were negatively impacted by weakness in both the RV and MH industries.

(3) EBITDA is operating profit plus depreciation and amortization (see page 35).

Results By Segment

Year Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2004	2005	2006[1]	2007[1]	2007 vs 2006
Net sales					
RV Segment	$ 346.2	$ 447.7	$ 508.8	$491.8	-3%
MH Segment	$ 184.7	$ 221.5	$ 220.4	$176.8	-20%
Operating Profit					
RV Segment	$ 34.0	$ 43.3	$ 43.6	$ 63.1	+45%
MH Segment	$ 19.4	$ 23.5	$ 20.1	$ 15.1	-25%
Operating Profit as a Percentage of Net sales					
RV Segment	9.8%	9.7%	8.6%	12.8%	
MH Segment	10.5%	10.6%	9.1%	8.5%	

1) *Sales during the latter part of 2006 and all of 2007 were negatively impacted by weakness in both the RV and MH industries.*

See Form 10-K filed March 13, 2007 for a reconciliation to 2004 through 2006 consolidated results.

See page 29 for reconciliation to 2007 consolidated results.

Results By Segment

FINANCIAL PERFORMANCE

($ in millions)	12 Months Ended December 31,		
	2005	2006	2007
Net Sales:			
RV Segment	$ 447.7	$ 508.8	$ 491.8
MH Segment	221.4	220.4	176.8
Total Net Sales	$ 669.1	$ 729.2	$ 668.6
Operating Profit:			
RV Segment	$ 43.3	$ 43.6	$ 63.1
MH Segment	23.5	20.1	15.1
Total Segment Operating Profits	$ 66.8	$ 63.7	$ 78.2
Amortization of intangibles	(1.4)	(2.5)	(4.2)
Corporate and other	(6.7)	(7.7)	(7.6)
Other items	(1.0)	1.2	(0.4)
Total Operating Profit	$ 57.7	$ 54.7	$ 66.0

Operating Results

FINANCIAL PERFORMANCE

Three Months Ended December 31,

($ in millions, except EPS)	2006	2007	
Sales	$138.1	$137.8	0%
Operating Profit	$ 7.0	$ 10.2	+45%
% of Sales	5.1%	7.4%	
Net Income	$ 3.7	$ 6.5	+78%
Diluted EPS	$ 0.17	$ 0.29	+71%

Results By Segment

Three Months Ended December 31,

FINANCIAL PERFORMANCE

($ in millions)	2006	2007	
Net sales			
RV Segment	$ 93.1	$101.6	+9%
MH Segment	$ 45.0	$ 36.2	-20%
Operating Profit			
RV Segment	$ 5.8	$ 10.0	+73%
MH Segment	$ 3.5	$ 2.9	-17%
Operating Profit as a Percentage of Net Sales			
RV Segment	6.2%	9.8%	
MH Segment	7.7%	8.0%	

See Press Release dated February 13, 2008 for a reconciliation to consolidated results.

Balance Sheet

FINANCIAL PERFORMANCE

($ in millions)	12/31/05	12/31/06	12/31/07
Total assets	$307	$311	$346
Total debt	$ 73	$ 56	$ 27
Invested cash	$ -	$ 3	$ 53
Stockholders' equity	$168	$205	$252
RATIOS			
Days sales in accounts receivable[(1)]	21 days	16 days	15 days
Inventory turns[(2)]	6.5 turns	5.6 turns	6.3 turns

1) Days sales in accounts receivable is the most recent month's net sales divided by accounts receivable, net, at the end of the period

2) Inventory turns is cost of goods sold for the last twelve months divided by average inventory for the last twelve months.

Financial Strength

	12/31/04	12/31/05	12/31/06	12/31/07
Return on Equity	23%	24%	16%	17%
Return on Assets	12%	12%	9%	12%
Total Debt to Equity	0.6	0.4	0.3	0.1
Total Debt to EBITDA	1.3	1.1	0.8	0.3

1) EBITDA is operating profit plus depreciation and amortization (see page 35)

Peer comparison

FINANCIAL PERFORMANCE

	Trailing P/E	Forward P/E	ROA	ROE
Drew (DW)	14.7	10.1	11%	17%
Champion (CHB)	38.9	16.7	3%	5%
Fleetwood (FLE)	N/A	419.0	(2%)	(61%)
Monaco (MNC)	24.6	16.7	3%	4%
Spartan (SPAR)	15.6	12.6	10%	18%
Thor (THO)	12.1	10.4	12%	21%
Winnebago (WGO)	13.6	10.4	10%	21%

Source: Capital IQ, February 19, 2008, except forward P/E, which is provided by Thomson Financial and is based on fiscal 2008 analyst projections.

Analyst Coverage

Avondale Partners, LLC:
Kathryn Thompson - (615) 467-563

BB&T Capital Markets:
John Diffendal - 615 340-8284

Ferris, Baker Watts, Inc:
John T. G. Rogers - 410 659-4645

RBC Capital Markets:
Edward Aaron - 303 595-1127

Sidoti & Company, LLC:
Scott Stember - 212 453-7017

Susquehanna Financial Group, LLP:
Cheryl Cortez - 312 427-5236

Thank you!

For more information contact:

Leigh J. Abrams
President & CEO
914-428-9098
leigh@drewindustries.com

Fredric M. Zinn
Executive VP and CFO
914-428-9098
fred@drewindustries.com

OR
VISIT OUR WEBSITE:
www.drewindustries.com

Reconciliation of Operating Profit to EBITDA

FINANCIAL PERFORMANCE

($ in millions)	2001	2002	2003	2004	2005	2006	2007
Operating Profit	$ 20.3	$29.2	$ 34.3	$ 44.0	$ 57.7	$ 55.3	$ 66.0
Depreciation & Amortization	$ 8.4	$ 7.3	$ 7.8	$ 9.3	$ 12.0	$ 15.7	$ 17.6
EBITDA	$ 28.7	$ 36.5	$ 42.1	$ 53.3	$ 69.7	$ 71.0	$ 83.5
Capital Expenditures	$8.2	$ 10.5	$ 5.1	$ 27.1	$26.1	$ 22.3	$ 8.8